UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        July 17, 2006
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                                UTIX Group, Inc.
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             (Exact Name of registrant as specified in its charter)


         Delaware                  000-50589                     75-2340624
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


        7 New England Executive Park, Suite 610                    01803
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        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code   (781) 229-2589
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As of July 17, 2006 (the "Effective Date"), we entered into a binding letter of intent with PGA TOUR, Inc. (the "LOI"), regarding our exclusive use of the PGA TOUR brand and/or logo in connection with the development, marketing and sale of prepaid golf experience ticket products.

         Pursuant to the LOI:

         o Subject to certain conditions, PGA TOUR granted us an exclusive license and right, without a right of sublicense, to use PGA TOUR's logo in connection with the development, sale and marketing of prepaid golf experience ticket products and services (the "Licensed Products"), subject to PGA TOUR's prior approval.

         o PGA TOUR granted us the right to distribute, market, and sell the Licensed Products throughout the United States, through all sales channels, including but not limited to, corporate business to business, direct marketing, sponsorship, events, catalogue, retail, online, and any other form of distribution method (the "Distribution Rights"), subject to PGA TOUR's prior approval, such approval not to be unreasonably withheld or delayed.

         o We agreed to pay PGA TOUR certain minimum guaranteed amounts, recoupable against actual earned royalties.

         o We shall be responsible for (i) development, marketing, distribution, fulfillment and sale of the Licensed Products, and (ii) manufacturing, distribution, operations, customer service and venue management.

         o PGA TOUR will provide (i) introductions related to PGA TOUR corporate partners, and (ii) necessary introductions for the inclusion of the Licensed Products in all of the PGA TOUR retail locations.

         o Each party will maintain its respective intellectual property rights;

         o The term shall commence upon full execution of this letter of intent, become effective as of August 1, 2006, and, unless sooner terminated pursuant to the LOI, and, subject to certain conditions, shall continue through July 31, 2011.

         o Either party may terminate the LOI, upon written notice to the other party, if the other party fails to comply with any material term of the LOI and fails to correct such default, or if such default can not be corrected in such time, fails to diligently take steps to correct such default, within thirty (30) days of written notice of such default.

         o Both parties agreed to negotiate in good faith toward the finalization of a definitive agreement by no later than December 31, 2006.

         A copy of the LOI is attached hereto as Exhibit 10.1 and is incorporated herein by reference.



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


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits
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           10.1            Letter of Intent between PGA TOUR, Inc. and
                           Utix Group, Inc., dated as of July 17, 2006








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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     UTIX GROUP, INC.



Date:   July 21, 2006                   By: /s/ Anthony G. Roth
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                                                Anthony G. Roth
                                                President and
                                                Chief Executive Officer